UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 14, 2008

TMT CAPITAL CORPORATION
(Exact name of registrant as specified in charter)

Florida	000-50104	85-0412495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1890 Kentucky Avenue, Winter Park, FL 32789
(Address of principal executive offices)

(407) 622-5999
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01

OTHER EVENTS

On February 12, 2008, TMT Capital Corporation (the “Registrant”) filed an emergency motion for a mandatory injunction and verified complaint against Freedom Wireless Corporation (“Freedom”) and Freedom’s CEO Chris van der Merwe to require the board of directors of Freedom to schedule a special meeting of shareholders pursuant to Freedom’s By Laws.  Freedom is a 51%-owned subsidiary of TMT.  TMT is also alleging that Freedom’s board of directors is not acting in the best interest of Freedom’s shareholders.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.3

Press Release of TMT Capital Corporation dated February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMT CAPITAL CORPORATION

Date: February 19, 2008	By:	/s/ Tania M. Torruella
TANIA M. TORRUELLA
Chief Executive Officer